SUMMARY PROSPECTUS November 28, 2014 (As Amended December 29, 2014)

MFS® Equity Income Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated November 28, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	EQNAX
Class B	EQNBX
Class C	EQNCX
Class I	EQNIX
Class R1	EQNRX
Class R2	EQNSX
Class R3	EQNTX
Class R4	EQNUX
Class R5	EQNVX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C	I	R1	R2	R3	R4	R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4	R5
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%	0.58%
Total Annual Fund Operating Expenses	1.68%	2.43%	2.43%	1.43%	2.43%	1.93%	1.68%	1.43%	1.33%
Fee Reductions and/or Expense Reimbursements[1]	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.62)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.71%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1                 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.60% of the fund’s average daily net assets annually. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015. In addition, Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.99% of the fund’s average daily net assets annually for each of Class A and Class R3 shares, 1.74% of the fund’s average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the fund’s average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the fund’s average daily net assets annually for Class R2 shares, and 0.71% of the fund’s average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2015.

EQI-SUM-122914

MFS Equity Income Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$670	$1,011	$1,374	$2,393
Class B Shares assuming
redemption at end of period	$577	$992	$1,433	$2,527
no redemption at end of period	$177	$692	$1,233	$2,527
Class C Shares assuming
redemption at end of period	$277	$692	$1,233	$2,714
no redemption at end of period	$177	$692	$1,233	$2,714
Class I Shares	$76	$385	$716	$1,654
Class R1 Shares	$177	$692	$1,233	$2,714
Class R2 Shares	$126	$539	$978	$2,198
Class R3 Shares	$101	$462	$848	$1,929
Class R4 Shares	$76	$385	$716	$1,654
Class R5 Shares	$73	$360	$669	$1,547

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities.

Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

MFS will normally invest primarily in income-producing equity securities. MFS invests the majority of the fund’s assets in dividend-paying common stocks, but may invest in other types of income-producing securities, including convertible securities, preferred stocks and REITs, and may also invest in non-income-producing equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected based on fundamental analysis of individual issuers and quantitative models that systematically evaluate issuers.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Convertible Securities Risk:  Convertible securities are subject to the risks of equity securities and debt instruments.  The price of a convertible security may change in response to changes in the price of the underlying equity security, the credit quality of the issuer, and interest rates.  In general, the price of a convertible security falls when interest rates rise and rises when interest rates fall.

Real Estate Investment Trust Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real state; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

MFS Equity Income Fund

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the nine-month period ended September 30, 2014, was 7.14%. During the period(s) shown in the bar chart, the highest quarterly return was 10.59% (for the calendar quarter ended December 31, 2013) and the lowest quarterly return was 3.04% (for the calendar quarter ended June 30, 2013).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2013)

Share Class	1 YEAR	LIFE (INCEPTION 9-27-2012)
Returns Before Taxes
B Shares	25.86%	19.31%
C Shares	28.96%	22.43%
I Shares	31.23%	23.57%
R1 Shares	29.94%	22.36%
R2 Shares	30.58%	22.96%
R3 Shares	30.90%	23.26%
R4 Shares	31.22%	23.56%
R5 Shares	31.27%	23.61%
A Shares	23.37%	17.63%
Returns After Taxes on Distributions
A Shares	22.63%	16.98%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	13.64%	13.42%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor’s 500 Stock Index	32.39%	25.01%

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Jonathan W. Sage	2012	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

MFS Equity Income Fund

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R5	None	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-deferred account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.